                                                            EXHIBIT 10.14
                               LEASE AMENDMENT #5

This Lease Amendment made and entered into this 16th day of June, 1993, by and between 6000 Midlantic Drive Associates, L.P., hereinafter referred to as "Lessor" and Tyco Industries, Inc., hereinafter referred to as "Lessee".

Whereas Lessor leased certain premises known as 6000 Midlantic Drive, Mount Laurel, New Jersey pursuant to that certain Lease Agreement dated September 21, 1992, previously amended by Lease Amendment #1 on November 11, 1992, Lease Amendment #2 on December 18, 1992, Lease Amendment #3 on January 5, 1993, and Lease Amendment #4 on February 1, 1993, the terms and conditions being more particularly described therein, and

Whereas, Lessor and Lessee wish to further amend the Lease Agreement, the parties hereby agree to the following:

In accordance with the current and projected occupancy plan, Lessee's obligation shall be as follows:

A.   3/01/93-3/05/93    Existing          82,357     $10.25   =   $ 70,346.60

B.   3/05/93-4/01/93    3rd Flr N          7,752     $10.25
                        (Partial)                Total A+B    =   $ 76,968.10

C.   4/01/93-5/07/93    6th Flr N          5,540     $10.25
                                               Total A+B+C    =   $ 81,700.18

D.   5/07/93-6/18/93    2nd Flr N          4,397     $10.25
                                             Total A+B+C+D    =   $ 85,455.95

E.   6/18/93-2/01/94    3rd Flr N          8,541     $10.25
                                           Total A+B+C+D+E    =   $ 92,751.39

F.   2/01/94-3/01/94    3rd Flr S         11,927     $10.25
                                         Total A+B+C+D+E+F    =   $102,939.04

G.   3/01/94-3/01/95    All Above        120,514     $11.00   =   $110,471.17
     3/01/95-3/01/96    All Above        120,514     $11.75   =   $118,003.29
     3/01/96-3/01/97    All Above        120,514     $12.50   =   $125,535.42
     3/01/97-3/01/98    All Above        120,514     $13.25   =   $133,067.54
     3/01/98-3/01/99    All Above        120,514     $14.00   =   $140,599.67
     3/01/99-3/01/00    All Above        120,514     $14.75   =   $148,131.79

Lessee exercises its option to lease additional space on the Third Floor-South in accordance with Section #43 "Option on Additional Space".

All other terms and conditions of the original agreement, as amended, shall remain in full force and effect.

LESSOR:  6000 Midlantic Drive Associates, L.P.

By:  ______________________________________
                Thomas R. Whitesell

LESSEE:  TYCO INDUSTRIES, INC.

By:  ______________________________________
            Fredrick Rudloff, V/P - MIS


cp:  3/18/96
c:lease #5.doc - Word